UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 17, 2021

Enviva Partners, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Ave, Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On December 17, 2021, Enviva Partners, LP (NYSE: EVA) (“Enviva” or the “Partnership”) entered into an Eighth Amendment to Credit Agreement (the “Eighth Amendment”) by and among the Partnership, certain other subsidiaries of the Partnership, Barclays Bank PLC as administrative agent and collateral agent, and the other lenders and issuing banks party thereto. The Eighth Amendment, among other things, amends and restates, in its entirety, the Credit Agreement entered into as of April 9, 2015 (as amended previously and by the Eighth Amendment, the “Credit Agreement”) among the Partnership, the lenders identified therein, and Barclays Bank PLC, as administrative agent and collateral agent in order to, among other things:

•	increase the total revolving credit commitments under the Credit Agreement from $525.0 million to $570.0 million; and
•	permit the issuance of commercial letters of credit under the Credit Agreement.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report concerning the Credit Agreement is incorporated herein by reference.

Item 7.01 Regulation FD.

On December 20, 2021, Enviva issued a press release announcing the Eighth Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Eighth Amendment to Credit Agreement, dated as of December 17, 2021.
99.1	Press Release dated December 20, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner
Date: December 20, 2021
	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Vice President, Associate General Counsel, and Secretary